NET SALES	12 Months Ended
Dec. 31, 2023
Net Sales
NET SALES

6.	NET SALES

In compliance with the Brazilian Federal Law 6,404/76, Company discloses the reconciliation between gross and net sales presented in the consolidated income statement. The values by each operational segment are disclosed in note 5 – Segment reporting:

	2023	2022	2021
Gross sales	120,117.7	125,907.2	110,162.7
Excise duty	(25,227.5)	(24,851.4)	(22,052.6)
Discounts	(15,153.3)	(21,347.0)	(15,255.8)
	79,736.9	79,708.8	72,854.3

At December 31, 2023, the Company calculated R$1,467.2 million of fiscal incentives recognized as a deduction of revenue (R$1,245.8 million at December 31, 2022, and R$1,048.3 million at December 31, 2021).

Accounting Policies

The Company recognizes revenue when the performance obligations are satisfied, that is, when the Company or its subsidiaries transfer control of a product to a customer. Revenue represents the fair value of the amount received or receivable upon the sale of products or the rendering of services in the ordinary course of Group’s business. Revenue is presented net of taxes, returns, rebates and discounts, as well as net of the elimination of sales between the consolidated companies.

Revenue is measured based on the consideration, which the Company expect to have the right to receive in contracts with customers and excludes amounts collected on behalf of third parties.

Revenue recognition is based on the approach of IFRS 15 - Revenue from Contracts with Customers, from five-step:

•	Identifying the contract with a customer.
•	Identifying performance obligations in the contract.
•	Determining the transaction price.
•	Allocating the transaction price to performance obligations in the contracts.
•	Revenue recognition when the performance obligations have been satisfied, meaning when the company transfers control of a product to a customer.

Contracts can include significant variable elements, such as discounts, rebates, refunds, credits, price concessions, incentives, performance bonuses and penalties. These trade incentives are treated as variable consideration. If the consideration includes a variable component, the company estimates the amount of consideration to which it will be entitled for transferring the promised goods or services to the customer. Variable consideration is only included in the transaction price if it is highly probable that the amount of revenue recognized would not be subject to significant future reversals when the respective uncertainty is resolved.

The gross sales obtained by the Company, in general, are subject to the incidence of certain taxes and contributions, which are calculated and paid to fiscal authorities in accordance with current municipal, state and federal legislation, and does not result in Group’s equity increase. These taxes and contributions are deducted from gross sales and relate substantially to tax on transactions concerning the circulation of goods (“ICMS”), social integration program (“PIS”), contribution to social security financing (“COFINS”) in Brazil.